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                                    AGREEMENT

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                                 PRIMERGY, INC.
                       PROMEDCO OF THE HUDSON VALLEY, INC.
                           PROMEDCO MANAGEMENT COMPANY

                                       AND

                           WELLCARE OF NEW YORK, INC.
                       THE WELLCARE MANAGEMENT GROUP, INC.

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                                  JULY 30, 1999

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

                                DRAMATIS PERSONAE

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Player                                  Office Address                     Home Address
--------------------------------------------------------------------------------------------------------
                                              ProMedCo, Inc.
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
H. Wayne Posey                     ProMedCo Management Company
President                          801 Cherry St.
                                   Suite 1450
Dale Edwards                       Fort Worth, TX 76102                    (Edwards) 972-294-0119
Senior Vice President              817-335-5035
E-mail: edwardsdk@aol.com          Fax 817-335-8321
Pager: 1-800-759-7243
Pin #1555798
Mobile 214-914-7804

Deborah A. Johnson                                                         (Johnson) 817-923-2465
Senior Vice President
E-mail: johnsond@promedco.com
Pager: 1-800-408-7758 (no Pin)
Mobile: 817-319-5996
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Robert Sontheimer                  PMC Medical Management, Inc.            56 Beatrice Circle
Senior Vice President              202 US Route 1, MSC 165                 Belmont, MA 02478
E-mail: jadson@aol.com             Falmouth,ME 04104
617-484-4825                       800-439-9895
Fax: 617-484-8766                  207-781-9890
Mobile: 817-307-0649
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Ira Fried                          PMC Medical Management, Inc.            12 Tanglewood Road
E-mail: ifried@pmcmed.com          202 US Route 1, MSC 165                 Amherst, MA 01002
                                   Falmouth,ME 04104                       413-256-4761
                                   800-439-9895                            Fax 413-256-3870
                                   207-781-9890
                                   Fax 207-781-6676
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Denise Hill
Development Coordinator
E-mail: hilld@promedco.com.-3-
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

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Player                                  Office Address                     Home Address
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                                             ProMedCo Counsel
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
John E. Gillmor                    Boult, Cummings, Conners &              (Gillmor) 1700 Graybar Lane
615-252-2305                       Berry                                   Nashville, TN 37215
Fax 615-252-6305                   414 Union Street, Suite 1600            615-297-3149
E-mail: jgillmor@bccb.com          Nashville, TN 37219                     Car 615-419-4119
                                   615-244-2582                            Portable 615-330-3668
Andrea Barach
615-252-2329
Fax 615-252-6329
E-mail:abarach@bccb.com
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                                                 Primergy
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Richard B. Weininger, MD           Primergy, Inc.
                                   157 Stockade Drive
Douglas A. Present                 Kingston, NY 12401
E-mail: rwiltshi@aol.com           914-340-4645
John Markes                        FAX 914-340-4753
E-mail: sekramj@aol.com
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                                             Primergy Counsel
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Lori Green                         Nixon Peabody, LLP
716-263-1236                       Post Office Box 1051(zip 14603)
Email:lgreen@nhdd.com              1300 Clinton Square
                                   Rochester, NY 14604
                                   716-263-1000
                                   FAX 716-263-1600
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                                                 WellCare
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Kiran C.Patel, M.D., F.A.C.C.      WellCare HMO, Inc.
Chairman                           6800 North Dale Mabry
                                   Suite 209
                                   Tampa, FL 33614

                                   Fax 813-290-6200

Mary Lee Campbell-Wisely           WellCare of New York
Executive Director                 P.O. Box 4059
                                   Kingston, NY 12402
                                   914-334-7176
                                   Fax 914-334-7820
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

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Player                                  Office Address                     Home Address
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                                             WellCare Counsel
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
Sandip I. Patel, Esq.              Patel, Moore and O'Connor
Email: pmolaw@earthlink.net        6800 North Dale Mabry
                                   Suite 209
                                   Tampa, FL 33614
                                   813-254-1185
                                   Fax 813-254-0561
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

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS .......................................................  1
     Affiliate ..............................................................  1
     Amendments .............................................................  1
     Closing ................................................................  1
     Closing Date ...........................................................  1
     Contracted IPAs ........................................................  1
     IPA Service Agreements .................................................  1
     Person .................................................................  2
     Primergy ...............................................................  2
     Primergy Indebtedness ..................................................  2
     Primergy Release .......................................................  2
     ProMedCo ...............................................................  2
     ProMedCo-HV ............................................................  2
     WellCare ...............................................................  2
     WellCare Management ....................................................  2

ARTICLE 2 AMENDMENT OF IPA SERVICE AGREEMENTS WITH CONTRACTED IPAS;
CONSIDERATION; CLOSING ......................................................  2
     2.1 Payment to WellCare. ...............................................  2
     2.3 IPA Service Agreements. ............................................  2
     2.4 Post-Closing Payments. .............................................  3
     2.5 Claims. ............................................................  3
     2.6 Closing. ...........................................................  3

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF WELLCARE ........................  3
     3.1 Organization, Corporate Power and Qualification. ...................  3
     3.2 Authority; Binding Effect. .........................................  3
     3.3 Contracts. .........................................................  3
     3.4 Indebtedness. ......................................................  4
     3.5 No Finders or Brokers. .............................................  4
     3.6 Consents and Approvals of Governmental Authorities. ................  4

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PRIMERGY ........................  4
     4.1 Organization and Standing of Primergy. .............................  4
     4.2 Authority; Binding Effect. .........................................  4
     4.3 No Finders or Brokers. .............................................  5
     4.4 Consents and Approvals of Governmental Authorities. ................  5

ARTICLE 5 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF WELLCARE ...............  5
     5.1 Representations and Warranties True. ...............................  5

     5.2 Opinion of Counsel. ................................................  5
     5.3 Authority. .........................................................  5
     5.4 No Obstructive Proceeding. .........................................  6
     5.5 Proceedings and Documents Satisfactory. ............................  6

ARTICLE 6 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PRIMERGY ...............  6
     6.1 Representations and Warranties True. ...............................  6
     6.2 Authority. .........................................................  6
     6.3 No Obstructive Proceeding. .........................................  6
     6.4 Opinion of WellCare Counsel. .......................................  7
     6.5 Proceedings and Documents Satisfactory. ............................  7
     6.6 No Agency Proceedings. .............................................  7

ARTICLE 7 MISCELLANEOUS .....................................................  7
     7.1 Consent to Primergy Transaction. ...................................  7
     7.2 Expenses. ..........................................................  7
     7.3 Notices. ...........................................................  7
     7.4 Entire Agreement. ..................................................  8
     7.5 Alternative Dispute Resolution .....................................  9
     7.6 Governing Law. .....................................................  9
     7.7 Legal Fees and Costs. ..............................................  9
     7.8 Section Headings. ..................................................  9
     7.9 Waiver. ............................................................  9
     7.10 Nature and Survival of Representations. ...........................  9
     7.11 Exhibits. ......................................................... 10
     7.12 Assignment. ....................................................... 10
     7.13 Binding on Successors and Assigns. ................................ 10
     7.14 Parties in Interest. .............................................. 10
     7.15 Amendments. ....................................................... 10
     7.16 Drafting Party. ................................................... 10
     7.17 Counterparts. ..................................................... 10
     7.18 Reproduction of Documents. ........................................ 10
     7.19 Press Releases. ................................................... 11

APPENDIX 2.1 FORM OF PROMEDCO GUARANTY

APPENDIX 2.2 FORM OF PRIMERGY RELEASE

APPENDIX 5.2 FORM OF OPINION OF PROMEDCO-HV'S COUNSEL

APPENDIX 6.4 FORM OF OPINION OF WELLCARE'S COUNSEL

                                    AGREEMENT

     Agreement dated as of July 30, 1999, among WellCare of New York, Inc., a New York corporation ("WellCare"), The WellCare Management Group, Inc. ("WellCare Management"), and Primergy, Inc. ("Primergy"), ProMedCo Management Company, a Delaware corporation ("ProMedCo") and ProMedCo of the Hudson Valley, Inc., a New York corporation ("ProMedCo-HV") which is a wholly-owned subsidiary of ProMedCo.

     RECITAL:

     Pursuant to an Option Agreement dated as of March 16, 1999 as amended by First Amendment to Option Agreement dated as of July __, 1999 (such Option Agreement as so amended is referred to herein as the "Option Agreement") among Primergy, ProMedCo and ProMedCo-HV, ProMedCo-HV has agreed to acquire substantially all of the assets of Primergy, including the stock of the Contracted IPAs referred to below. One of the conditions to ProMedCo-HV's obligation to consummate the asset purchase contemplated by the Option Agreement is that Primergy enter into and consummate this Agreement with WellCare and WellCare Management.

     WellCare has contracts with five independent practice associations, Orange Sullivan Health Care Alliance IPA, Inc., Dutchess Health Care Alliance IPA, Inc., Ulster Health Care Alliance IPA, Inc., Columbia Greene Health Care Alliance IPA, Inc., and Capital District Health Care Alliance IPA, Inc. (such entities are collectively referred to herein as the "Contracted IPAs" and individually, each is referred to as a "Contracted IPA") which are wholly owned subsidiaries of Primergy. The parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

     For the purposes of this Agreement, the following definitions shall apply:

     "Affiliate" means with respect to any Party, any entity which controls, is controlled by, or is under common control with such party all as more fully set forth in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     "Amendments" means the Amendments to the IPA Service Agreements between WellCare and each of the Contracted IPAs to be entered into pursuant to ss. 2.3 hereof.

     "Closing" and "Closing Date" are defined in ss. 2.6.

     "Contracted IPAs" is defined in the preamble hereto.

     "IPA Service Agreements" means the existing IPA Service Agreements between WellCare and each of the Contracted IPAs.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust or unincorporated organization.

     "Primergy" means Primergy, Inc., a New York corporation.

     "Primergy Indebtedness" means the obligations of Primergy to WellCare Management, WellCare or any other Affiliate of WellCare Management under (i) Promissory Note, dated June 30, 1995, from Primergy to WellCare Medical Management, Inc. in the original principal amount of $5,130,000, (ii) the Note Agreement, dated as of June 30, 1995, between WellCare Medical Management, Inc. and Primergy, the Guaranty, dated as of May 9, 1996, by Primergy in favor of WellCare of New York, Inc., (iii) the Promissory Note, dated February 26, 1996, between WellCare and Primergy in the original principal amount of $215,000, (iv) the Promissory Note, dated February 19, 1997, from Primergy to WellCare in the original principal amount of $2,099,083, and (v) the Loan and Security Agreement, dated as of February 19, 1997, between Primergy and WellCare.

     "Primergy Release" is defined in ss. 2.2 hereof.

     "ProMedCo" means ProMedCo Management Company, a Delaware corporation which is the sole shareholder of ProMedCo-HV.

     "ProMedCo-HV" means ProMedCo of the Hudson Valley, Inc., a New York corporation.

     "WellCare" means WellCare of New York, Inc., a New York corporation which is a wholly owned subsidiary of The WellCare Management Group, Inc.

     "WellCare Management" means The WellCare Management Group, Inc., a New York corporation.

ARTICLE 2 AMENDMENT OF IPA SERVICE AGREEMENTS WITH CONTRACTED
IPAS; CONSIDERATION; CLOSING

     2.1 Payment to WellCare. Simultaneously with the Closing hereunder, Primergy shall pay WellCare Management or such Affiliate as WellCare Management shall have directed, $425,000. By its execution of the Guaranty attached hereto as Appendix 2.1, ProMedCo shall guaranty the payment of such sum by Primergy as required by this Section 2.1.

     2.2 Release of Primergy Debt. Simultaneously with the Closing, WellCare shall release the Primergy Indebtedness pursuant to a release in the form attached hereto as Appendix 2.2.

     2.3 IPA Service Agreements. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, WellCare shall enter into mutually agreeable amendments to the IPA Service Agreements with the Contracted IPAs (the "Amendments").

     2.4 Post-Closing Payments. Commencing on October 31, 2000 and continuing through July 31, 2002, Primergy shall pay WellCare $2 pmpm for all WellCare Members assigned to the Contracted IPAs; such payments shall be made quarterly seven days after the end of each three month period commencing August 31, 2000. Primergy shall honor this obligation irrespective of any termination or breach of the IPA Service Agreements by the Contracted IPAs except for a termination for cause arising out of a default by WellCare under the IPA Service Agreements. Upon any termination or breach, to the extent Primergy is obligated to continue payments as set forth herein, said payment amounts shall be based upon the most recent membership information that has been provided to Primergy prior to such breach or termination By its execution of the Guaranty attached hereto as Appendix 2.1, ProMedCo shall guaranty the payment of such sum by Primergy as required by this Section 2.4.

     2.5 Claims. Within 10 business days after the Closing, Primergy shall take such steps as are necessary to ensure that no claims of providers against it or any of the Contracted IPAs is outstanding in excess of 45 days for all programs other than Medicare Risk, which will be paid to a 30 day status.

     2.6 Closing. The transactions provided for herein (the "Closing") shall take place on the date hereof (the "Closing Date").

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF WELLCARE

     WellCare and WellCare Management hereby represents and warrants as follows:

     3.1 Organization, Corporate Power and Qualification. Each of WellCare and WellCare Management is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to carry on its business as and where it is now being conducted, to enter into this Agreement, and to consummate the transactions contemplated hereby.

     3.2 Authority; Binding Effect. Each of WellCare and WellCare Management has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of each of WellCare and WellCare Management has taken all action required by law and by such entity's Certificate of Incorporation and by-laws, or otherwise, to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitutes the valid and binding agreement of WellCare and WellCare Management enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement is not in conflict with any other agreement, and will not result in the acceleration or imposition of any other obligation.

     3.3 Contracts. Except for the IPA Service Agreements with the Contracted IPAs, neither WellCare nor WellCare Management nor the Affiliates of either have any contractual relationships with the Contracted IPAs. Exhibit 3.3 of the
Exhibit Volume contains a copy of each existing contract, agreement and other instrument between Primergy or any Affiliate of Primergy and WellCare or any Affiliate of WellCare, including WellCare Management. Except as noted in such
Exhibit 3.3: (i) all such contracts and agreements are in full force and effect;
(ii) there has been no threatened cancellation thereof; and (iii) there are no outstanding disputes thereunder. None of the agreements, contracts etc. between WellCare, WellCare Management and the Affiliates of either entity and the Contracted IPAs, Primergy or any Affiliate of Primergy violates the Medicare/Medicaid Fraud and Abuse amendments or any regulations thereunder adopted by the U.S. Department of Health and Human Services.

     3.4 Indebtedness. Aside from the Indebtedness, neither Primergy nor any of the Contracted IPAs nor any other Affiliate of Primergy is indebted to WellCare, WellCare Management or any other Affiliate of WellCare, and neither WellCare nor WellCare Management or any other Affiliate of WellCare has any claims against Primergy, the Contracted IPAs or any other Affiliate of Primergy.

     3.5 No Finders or Brokers. Neither WellCare, WellCare Management nor any officer or director of WellCare or WellCare Management has engaged any finder or broker in connection with the transactions contemplated hereunder.

     3.6 Consents and Approvals of Governmental Authorities. WellCare and WellCare Management will use their best efforts to promptly obtain all consents, approvals and authorizations from all governmental and regulatory authorities having jurisdiction over the matter in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Primergy, ProMedCo and ProMedCo-HV acknowledge that as of the date hereof WellCare and WellCare Management have not yet received all such consents etc.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PRIMERGY

     Primergy hereby represents and warrants as follows:

     4.1 Organization and Standing of Primergy. Primergy is a corporation duly organized, validly existing and in good standing under the laws of the state of New York and has full corporate power and authority to conduct its business as now being conducted; and is duly qualified to do business in each jurisdiction in which the nature of the property owned or leased or the nature of the business conducted by it requires such qualification.

     4.2 Authority; Binding Effect. Primergy has corporate power to execute and deliver this Agreement and consummate the transactions contemplated hereby and has taken (or by the Closing Date will have taken) all action required by law, its Articles of Incorporation, by-laws or otherwise to authorize such execution and delivery and the consummation of the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitutes the valid and binding agreement of Primergy enforceable in accordance with its terms (except as the same may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as to the remedy of specific performance which may not be available under the laws of various jurisdictions) assuming that this Agreement has been duly authorized, delivered and executed by WellCare and constitutes the valid and binding obligation, enforceable against WellCare in accordance with its terms (except as enforceability against WellCare may be restricted, limited or delayed to the same extent as referred to in parenthetical phrase immediately above).

     4.3 No Finders or Brokers. Neither Primergy nor any officer or director has engaged any finder or broker in connection with the transactions contemplated hereunder.

     4.4 Consents and Approvals of Governmental Authorities. No characteristic of Primergy or of the nature of its business or operations requires any consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE 5 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF WELLCARE

     All obligations of WellCare which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by Primergy at or prior to the Closing and to the fulfillment at, or prior to, the Closing, of each of the following conditions (unless expressly waived in writing by WellCare at any time at or prior to the Closing):

     5.1 Representations and Warranties True. All of the representations and warranties made by Primergy contained in Article 4 of this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the date of Closing, and shall be true at and as of the date of Closing in all material respects; Primergy shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by then prior to or at the Closing; and WellCare shall have been furnished with a certificate of the President or any Vice President of Primergy, dated the Closing Date, in such officer's capacity, certifying to the truth of such representations and warranties as of the Closing and to the fulfillment of such covenants and conditions.

     5.2 Opinion of Counsel. WellCare shall have been furnished with an opinion dated the Closing Date of Nixon, Peabody, LLP, counsel to Primergy, in form and substance satisfactory to WellCare, to the effect set forth as Appendix 5.2 attached hereto.

     5.3 Authority. All action required to be taken by or on the part of Primergy to authorize the execution, delivery and performance of this Agreement by Primergy and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of Primergy.

     5.4 No Obstructive Proceeding. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against WellCare, or the officers or directors of WellCare, which seeks to, or would, render it unlawful as of the Closing to effect the transactions contemplated hereby in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

     5.5 Proceedings and Documents Satisfactory. All proceedings in connection with the transactions contemplated hereby and all certificates and documents delivered to WellCare pursuant to this Agreement shall be satisfactory in form and substance to WellCare and its counsel acting reasonably and in good faith.

ARTICLE 6 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PRIMERGY

     All obligations of Primergy which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by WellCare at or prior to the Closing and to the fulfillment at or prior to the Closing of each of the following conditions (unless expressly waived in writing by Primergy at any time at or prior to the Closing):

     6.1 Representations and Warranties True. All of the representations and warranties of WellCare contained in Article 3 of this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the Closing, and shall be true at and as of the date of Closing in all material respects; WellCare shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; and Primergy shall be furnished with a certificate of the President or any Vice President of WellCare, dated the Closing Date, in such person's corporate capacity, certifying to the truth of such representations and warranties as of the time of the Closing and to the fulfillment of such covenants and conditions.

     6.2 Authority. All action required to be taken by or on the part of WellCare to authorize the execution, delivery and performance of this Agreement by WellCare and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of WellCare.

     6.3 No Obstructive Proceeding. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against Primergy or the officers or directors of Primergy which seeks to, or would, render it unlawful as of the Closing to effect the transactions contemplated hereby in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transaction contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

     6.4 Opinion of WellCare Counsel. WellCare shall have delivered to Primergy at the Closing an opinion of Patel & O'Connor, P.A., counsel to WellCare, dated the Closing Date, in form and substance satisfactory to Primergy, to the effect set forth as Appendix 6.4 attached hereto.

     6.5 Proceedings and Documents Satisfactory. All proceedings in connection with the transactions contemplated hereby and all certificates and documents delivered to Primergy pursuant to this Agreement shall be satisfactory in form and substance to Primergy and its counsel acting reasonably and in good faith.

     6.6 No Agency Proceedings. There shall not be pending or, to the knowledge of Primergy, threatened, any claim, suit, action or other proceeding brought by a governmental agency before any court or governmental agency, seeking to prohibit or restrain the transactions contemplated by this Agreement or material damages in connection therewith.

ARTICLE 7 MISCELLANEOUS

     7.1 Consent to Primergy Transaction. WellCare hereby consents to consummation of the transactions contemplated by Primergy and ProMedCo-HV and waives any rights it may have under the IPA Service Agreements which might arise therefrom.

     7.2 Expenses. All expenses of the preparation of this Agreement and of the transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment adviser's fees and disbursements, shall be borne by the respective parties incurring such expense, whether or not such transactions are consummated.

     7.3 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or mailed by certified mail or registered mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid):

     To WellCare and
          WellCare Management:          WellCare of New York, Inc.
                                        P.O. Box 4059
                                        Kingston, NY 12402
                                        Attention: Mary Lee Campbell-Wisely

     with a copy to:                    Kiren C. Patel, M.D.
                                        6800 North Dale Mabry
                                        Suite 209
                                        Tampa, FL 33614

     and a copy to:                     Sandip I. Patel, Esq.
                                        Patel & O'Connor, P.A.
                                        2240 Bellair Road, Suite 160
                                        Clearwater, FL 33764

     To Primergy:                       Richard Weininger, M.D.
                                        Primergy, Inc.
                                        157 Stockade Drive
                                        Kingston, NY 12401

     with a copy to:                    Lori Green, Esq.
                                        Nixon Peabody, LLP
                                        Post Office Box 1051(zip 14603)
                                        1300 Clinton Square
                                        Rochester, NY 14604

     with a copy to:                    ProMedCo Management Company
                                        801 Cherry Street
                                        Suite 1450
                                        Fort Worth, TX 76102
                                        Attention: Chief Executive Officer

     with a copy to:                    John E. Gillmor, Esq.
                                        Boult, Cummings, Conners & Berry, PLC
                                        414 Union Street, Suite 1600
                                        Nashville, TN 37219
or to such other address as either WellCare or Primergy may designate by notice to the other.

     7.4 Entire Agreement. This Agreement and the Appendices, Exhibits, schedules and documents delivered pursuant hereto constitute the entire contract between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

     7.5 Alternative Dispute Resolution. Any dispute, disagreement, claim or controversy arising out of or related to this Agreement (a "Disputed Matter") may, at the option of either party hereto upon written notice to the other party, be submitted to non-binding mediation before a mutually acceptable neutral advisor. To the extent the neutral advisor is compensated, the parties shall each bear half the cost. Any Disputed Matter that is not resolved through mediation will be settled by binding arbitration in accordance with the rules of commercial arbitration of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Such arbitration shall occur within Ulster County, New York, unless the parties mutually agree to have such proceedings in some other locale. The arbitrator(s) may in any such proceeding award attorneys' fees and costs to the prevailing party.

     7.6 Governing Law. THE VALIDITY AND CONSTRUCTION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

     7.7 Legal Fees and Costs. In the event either party elects to incur legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

     7.8 Section Headings. The Section headings are for reference only and shall not limit or control the meaning of any provision of this Agreement.

     7.9 Waiver. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

     7.10 Nature and Survival of Representations. All statements contained in any certificate delivered by or on behalf of any of the parties to this Agreement pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by the respective parties hereunder. No representations or warranties made by the parties shall survive the Closing by more than 12 months, except for the following representations and warranties of Primergy set forth in ss.ss. 3.3,
3.4 and 3.5 shall survive the Closing for the applicable periods of limitations for the commencement of actions.

     7.11 Exhibits. All Exhibits, Appendices, schedules and documents referred to in or attached to this Agreement are integral parts of this Agreement as if fully set forth herein and all statements appearing therein shall be deemed to be representations. All items disclosed hereunder shall be deemed disclosed only in connection with the specific representation to which they are explicitly referenced.

     7.12 Assignment. No party hereto shall assign this Agreement without first obtaining the written consent of the other party.

     7.13 Binding On Successors and Assigns. Subject to ss. 7.12, this Agreement shall inure to the benefit of and bind the respective heirs, administrators, successors and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement shall be for the sole and exclusive benefit of such parties or such successors and assigns and not for the benefit of any other person.

     7.14 Parties in Interest. Nothing in this Agreement is intended to confer any right on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to modify or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

     7.15 Amendments. This Agreement may be amended, but only in writing, signed by the parties hereto.

     7.16 Drafting Party. The provisions of this Agreement, and the documents and instruments referred to herein, have been examined, negotiated, drafted and revised by counsel for each party hereto and no implication shall be drawn nor made against any party hereto by virtue of the drafting of this Agreement.

     7.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument.

     7.18 Reproduction of Documents. This Agreement and all documents relating thereto, including without limitation, consents, waivers and modifications which may hereafter be executed, the Exhibits and documents delivered at the Closing, and financial statements, certificates and other information previously or hereafter furnished to Primergy or ProMedCo-HV may be reproduced by Primergy or ProMedCo-HV by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and ProMedCo-HV may destroy any original documents so reproduced. WellCare agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by ProMedCo-HV in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     7.19 Press Releases. Except as required by the Securities and Exchange Commission or other regulatory agency, neither party to this Agreement shall make any press releases or other public announcements relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


PRIMERGY, INC.

By   /s/ Richard Weininger
     ----------------------
Its       CEO/Chairman
Name      Richard Weininger


PROMEDCO MANAGEMENT COMPANY

By   /s/ Dale K. Edwards
     -------------------------
Its      Senior Vice President
Name     Dale K. Edwards

PROMEDCO OF THE HUDSON VALLEY, INC.

By   /s/ Dale K. Edwards
     -------------------------
Its      Senior Vice President
Name     Dale K. Edwards


WELLCARE OF NEW YORK, INC.

By   /s/ Mary Lee Campbell-Wisley
     ----------------------------
Its      President/CEO
Name     Mary Lee Campbell-Wisley


THE WELLCARE MANAGEMENT GROUP, INC.

By   /s/ Kiran C. Patel
     ------------------------------
Its      President
Name     Kiran C. Patel

                               LIST OF APPENDICES

Number         Description

2.1       Form of Promedco Guaranty
2.2       Form of Primergy Release
5.2       Form of opinion of Primergy's counsel to be delivered at the Closing
6.4       Form of opinion of WellCare's counsel to be delivered at the Closing

                                  APPENDIX 2.1
                            FORM OF PROMEDCO GUARANTY


                                    GUARANTY

     ProMedCo Management Company, a Delaware corporation ("ProMedCo"), which is the sole shareholder of ProMedCo of the Hudson Valley, Inc. ("ProMedCo-HV"), hereby guarantees the payment of all sums due to be paid by Primergy, Inc. ("Primergy") pursuant to the provisions of Section 2.1 and Section 2.4 of the foregoing Agreement to which this Guaranty is attached, as and when such sums are due and payable. Except as specifically set forth herein, the obligations of ProMedCo under this Guaranty are irrevocable and unconditional.


                                        Dated this 30th day of July, 1999

                                        PROMEDCO MANAGEMENT COMPANY


                                        By:  /s/ Dale K. Edwards
                                             -------------------------
                                        Title:   Senior Vice President

                                  APPENDIX 2.2A

                               RELEASE OF PRIMERGY



                                     RELEASE

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, The WellCare Management Group, Inc., a New York corporation with its principal place of business at Park West/Hurley Ave. Extension, Kingston, New York 12402 ("WellCare"), together with its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns (collectively with WellCare, the "Releasing Parties"), hereby (a) release and discharge Primergy, Inc., a New York corporation with its principal place of business at 157 Stockade Drive, Kingston, New York 12401 ("Primergy"), together with its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns (collectively with Primergy, the "Released Parties") from (i) all obligations under the Promissory Note, dated June 30, 1995, from Primergy to WellCare Medical Management, Inc. in the original principal amount of $5,130,000, the Note Agreement, dated as of June 30, 1995, between WellCare Medical Management, Inc. and Primergy, the Guaranty, dated as of May 9, 1996, by Primergy in favor of WellCare of New York, Inc., the Promissory Note, dated February 26, 1996, between WellCare and Primergy in the original principal amount of $215,000, the Promissory Note, dated February 19, 1997, from Primergy to WellCare in the original principal amount of $2,099,083, and the Loan and Security Agreement, dated as of February 19, 1997, between Primergy and WellCare, (ii) all obligations to issue shares of common stock of Primergy to any of the Releasing Parties pursuant to options to purchase such shares which may have been granted or assigned to WellCare, and (iii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which the Releasing Parties or their respective successors and assigns ever had, now have or hereafter can, shall or may have against Primergy or any of the other Released Parties, for upon, or by reason of any matter, cause or thing whatsoever (including, without limitation, the matters referred to in (a)(i) and (ii) above) from the beginning of the world to the day of the date of this General Release or arising hereafter as a result of in connection with the matters referred to in (a)(i) and (ii) above, (b) represents to Primergy and the Released Parties that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity, (c) acknowledges that they may hereafter discover facts different from, or in addition to, those that they now believe to be true, with respect to all or any of the liabilities, claims, causes of action, costs or demands herein released but nevertheless herein agree that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts, and (d) represents to Primergy and the Released Parties that the indebtedness evidenced by the documents enumerated in this paragraph are the only instruments evidencing any indebtedness from the Released Parties to the Releasing Parties (except for the obligations created under the IPA Contracts listed in the following paragraph).

     Notwithstanding the foregoing, except for claims arising from actions thereunder prior to January 1, 1997, the Releasing Parties do not release or discharge any of the Released Parties from any obligations which arise out of the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Dutchess Health Care Alliance IPA, Inc., the IPA Service Agreement, dated May 1, 1998, between WellCare of New York, Inc. and Capital District Health Care Alliance IPA, Inc., the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Orange Sullivan Health Care Alliance IPA, Inc. (collectively, the "IPA Contracts"), the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Ulster Health Care Alliance IPA, Inc., and. the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Columbia Greene Health Care Alliance IPA, Inc., in each case as the same may be amended from time to time (collectively, the "IPA Contracts").

     This General Release shall be governed by the laws of the State of New York, without reference to its principles of conflicts of law, as to all matters, including but not limited to matters of validity construction, effect, performance and remedies.

     It is expressly understood by the Releasing Parties that ProMedCo Management Company and its wholly owned subsidiary, ProMedCo of the Hudson Valley, Inc. are relying upon the matters set forth herein and, therefore, are third party beneficiaries of this General Release.

     IN WITNESS WHEREOF, WellCare, on behalf of all of the Releasing Parties, has caused this General Release to be executed as of the date set forth below.


                                        WELLCARE MANAGEMENT GROUP, INC.


                                        By:  /s/ Kiran C. Patel
                                             --------------------------
                                        Name:    Kiran C. Patel
                                        Its:     President

                                  APPENDIX 2.2B

                                WELLCARE RELEASE
                                     RELEASE

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Primergy, Inc., a New York corporation with its principal place of business at 157 Stockade Drive, Kingston, New York 12401 ("Primergy"), together with its subsidiaries (including without limitation the Contracted IPAs defined below), affiliates, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns (collectively with Primergy, the "Releasing Parties") hereby (a) release and discharge The WellCare Management Group, Inc., a New York corporation with its principal place of business at Park West/Hurley Ave. Extension, Kingston, New York 12402 ("WellCare"), together with its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns (collectively with WellCare, the "Released Parties"), (i) all obligations, past, present or future, respecting quality incentive payments due and payable to Orange Sullivan Health Care Alliance IPA, Inc., Dutchess Health Care Alliance IPA, Inc., Ulster Health Care Alliance IPA, Inc., Columbia Greene Health Care Alliance IPA, Inc., and Capital District Health Care Alliance IPA, Inc. (such entities are collectively referred to herein as the "Contracted IPAs" and individually, each is referred to as a "Contracted IPA") which are wholly owned subsidiaries of Primergy and (ii) all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, rights to contribution, damages, judgments, extends, executions, claims, and demands whatsoever, in law, admiralty or equity, which the Releasing Parties or their respective successors and assigns ever had, now have or hereafter can, shall or may have against WellCare or any of the other Released Parties, for upon, or by reason of any matter, cause or thing whatsoever (including, without limitation, the matters referred to in (a)(i) and (ii) above) from the beginning of the world to the day of the date of this General Release or arising hereafter as a result of in connection with the matters referred to in (a)(i) and (ii) above, (b) represents to WellCare and the Released Parties that none of the liabilities, claims, causes of actions, costs or demands herein released has been assigned to any person or entity, (c) acknowledges that they may hereafter discover facts different from, or in addition to, those that they now believe to be true, with respect to all or any of the liabilities, claims, causes of action, costs or demands herein released but nevertheless herein agree that the releases set forth herein shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts, and (d) represents to WellCare and the Released Parties that the indebtedness evidenced by the documents enumerated in this paragraph are the only instruments evidencing any indebtedness from the Released Parties to the Releasing Parties (except for the obligations created under the IPA Contracts listed in the following paragraph).

     Notwithstanding the foregoing, except for claims arising from actions thereunder prior to July 31, 1999, the Releasing Parties do not release or discharge any of the Released Parties from any obligations, except as set forth above and as amended on or about July 31, 1999, which arise out of the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and

Dutchess Health Care Alliance IPA, Inc., the IPA Service Agreement, dated May 1, 1998, between WellCare of New York, Inc. and Capital District Health Care Alliance IPA, Inc., the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Orange Sullivan Health Care Alliance IPA, Inc. (collectively, the "IPA Contracts"), the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Ulster Health Care Alliance IPA, Inc., and. the IPA Service Agreement, dated April 21, 1998, between WellCare of New York, Inc. and Columbia Greene Health Care Alliance IPA, Inc., in each case as the same may be amended from time to time (collectively, the "IPA Contracts").

     This General Release shall be governed by the laws of the State of New York, without reference to its principles of conflicts of law, as to all matters, including but not limited to matters of validity construction, effect, performance and remedies.

     IN WITNESS WHEREOF, Primergy, on behalf of all of the Releasing Parties, has caused this General Release to be executed as of the date set forth below.


                                        PRIMERGY, INC.


                                        By:  /s/ Richard Weininger
                                             -----------------------------
                                        Name:    Richard Weininger
                                        Its:     CEO/Chairman

                                  APPENDIX 5.2

                         OPINION OF COUNSEL TO PRIMERGY



                        [Letterhead of Nixon Peabody LLP]


                                        July 29, 1999


The WellCare Management Group, Inc.
WellCare of New York, Inc.
P.O. Box 4059
Kingston, New York  12402


Ladies and Gentlemen:

     We have acted as counsel to Primergy, Inc., a New York corporation ("Primergy"), in connection with the preparation of the Agreement dated as of July 30, 1999 (the "Agreement") and have participated on behalf of Primergy in connection with the acquisition of Primergy, Inc., a New York corporation by ProMedCo-HV. This Opinion Letter is provided to you at the request of Primergy pursuant to Section 5.2 of the Agreement. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Agreement or the Accord (see below).

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The attorneys in this firm are licensed to practice law in the State of New York and consequently the law covered by the opinions expressed herein is limited to the Federal Law of the United States, and the state of New York.

     We have relied upon factual representations made by Primergy in Article 4 of the Agreement.

     Based upon the foregoing and subject to the foregoing, we are of the opinion that:

     1. The Agreement is enforceable against Primergy. Primergy is a corporation duly organized under the laws of the State of New York and as of February 23, 1999 (based solely on a good standing certificate from the Department of State of the State of New York dated February 23, 1999) was in good standing under the laws of the State of New York.

NIXON PEABODY LLP

The WellCare Management Group, Inc.
WellCare of New York, Inc.
July 29, 1999
Page 2


     2. Execution and delivery by Primergy of, and performance of its agreements in, the Agreement do not (i) violate the Constituent Documents, (ii) breach, or result in a default under, any existing obligation of Primergy under contracts dealing with money borrowed by such corporation known to us, or (iii) breach or otherwise violate any existing obligation of Primergy under Court Orders known to us.

     3. Execution and delivery by Primergy of, and performance by such corporation of its agreements in, the Agreement do not violate applicable provisions of statutory law or regulation.

     The General Qualifications apply to the opinions set forth above.

     This Opinion Letter may be relied upon by you only in connection with the transaction and may not be used or relied upon by you or any other person for any purpose whatsoever, except to the extent authorized in the Accord, without in each instance, our prior written consent.

                                        Very truly yours,

                                        /s/ Nixon Peabody LLP
                                        ---------------------

                                  APPENDIX 6.4

                         OPINION OF COUNSEL TO WELLCARE



                        [LETTERHEAD OF PATEL & O'CONNOR]


July 20, 1999

Primergy, Inc.
ProMedCo Management Company
ProMedCo of the Hudson Valley, Inc.
157 Stockade Drive
Kingston, NY  12401

Gentlemen:

We have acted as counsel to The WellCare Management Group, Inc., a New York corporation and WellCare of New York, Inc. (collectively referred to as "WellCare"), in connection with that certain Agreement dated as of July 30, 1999 (the "Agreement") by and between WellCare, Primergy, ProMedCo, and ProMedCo-HV.

In connection with this opinion and with your permission, we have examined (i) a copy of that certain Agreement dated July 30, 1999 and (ii) other documents appropriate for the formation of this opinion. In addition, we have considered such matters of law and fact as we considered appropriate for the purpose of rendering the opinions set forth herein.

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction herewith. The attorneys in this firm are licensed to practice law in the State of Floride and consequently the law covered by the opinions expressed herein is limited to the Federal Law of the United States, and the State of Florida.

We have relied upon factual representations made by WellCare in Article 3 of the Agreement.

Based upon the foregoing and subject to the foregoing, we are of the opinion that:

1. WellCare is a corporation, duly organized and validly existing and in good standing under the laws of the State of New York with full corporate power to carry on its business as it is being conducted, and to enter into the Agreement and to carry out the transactions contemplated hereby, subject to the limitation set forth in Article 3.6 of the Agreement.

2. WellCare has been duly authorized to enter into the Agreement to which it is a party and to perform its obligations thereunder, and the Agreement is enforceable against WellCare, except as enforceability may be restricted, limited, or delayed by bankruptcy, insolvency, moratorium or similar laws affecting or relating to the enforcement of creditors' rights in general and except as the enforceability of any provision of the Agreement is subject to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity and subject to the limitations set forth in
Article 3.6 of the Agreement.

3. No material facts have come to our attention which would lead us to believe that the representations and warranties made by WellCare in Article 3 of the Agreement is incorrect.

This opinion letter is furnished by us solely for your benefit in connection with the transaction referred to in the Agreement and may not otherwise be reproduced, quoted in whole or in part, filed publicly or circulated to or relied upon by any other person, nor used in connection with any other transaction. This opinion letter addressed the law as of the date hereof and we undertake to obligation to inform you of any changes in the law occurring after the date hereof.

This opinion letter constitutes the opinion of counsel referred to in Section
6.4 of that certain Agreement hereinabove referenced.


Very truly yours,

PATEL & O'CONNOR, P.A.


By:  /s/ Sandip I. Patel
     ------------------------
     Sandip I. Patel, Esquire

                       AMENDMENT TO IPA SERVICE AGREEMENT

     This Agreement is dated this 31 TH day of July, 1999 (the "Effective Date"), by and between WELLCARE OF NEW YORK, INC., a New York business corporation ("WellCare"), and DUTCHESS HEALTH CARE ALLIANCE IPA, INC., a New York business corporation ("IPA").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WellCare is a health maintenance organization certified under
Article 44 of the New York Public Health Law and desires to make primary and specialty physician services available to its IPA Members (as hereinafter defined) in the IPA Service Area (as hereinafter defined);

     WHEREAS, IPA is duly incorporated under the laws of the State of New York as an independent practice association organized to arrange for the delivery of certain primary and specialty health care services and has entered into written provider agreements with IPA Physicians (as hereinafter defined);

     WHEREAS, WellCare and IPA entered into an IPA Service Agreement dated April 21, 1998, (the "IPA Agreement"), under which IPA has agreed to arrange for the provision of, and be responsible for the payment to IPA Physicians and all other providers who provide, primary and certain specialty health care services to IPA Members;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Amendment of the IPA Agreement to Remove FPA References. All references to "FPA Medical Management, Inc." or "FPA" shall be deleted from the IPA Agreement.

     2. Amendment of Section 4.1(a) of the IPA Agreement. Section 4.1(a) of the IPA Agreement is hereby amended by changing the fourth sentence thereof to read as follows:

     "IPA shall be obligated to pay all interest and any penalties associated with any failure to comply with all laws and regulations relating to prompt payment of claims, and shall hold WellCare harmless from any penalties imposed on WellCare as a result of IPA's failure to pay claims promptly, unless such failure was caused by actions or lack of actions by WellCare."

     3. Amendment of Section 2.7 of the IPA Agreement. Section 2.7 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "2.7 WellCare Right to Contract. On and after the date of this Agreement, WellCare shall not contract with any primary care physician who is or has been in the past under any contract with IPA or who, after the date hereof, enters into any contract with IPA to provide, or any PCP to provide, individually or through any professional corporation, physician hospital organization, or otherwise, Covered Services to Members in the IPA Service Area, except that, for PCPs which have never been under contract with IPA, WellCare shall have to right to identify any such PCPs by written notice to IPA and IPA shall have 90 days from the date of such notice within which to negotiate a mutually satisfactory agreement with such identified PCPs, and after the expiration of such 90 day period without any executed contract with IPA and such PCP, WellCare shall then be free to contract with such PCP itself. Nothing herein shall prevent WellCare from obtaining back-up contracts as required in Section 3.23 of the IPA Agreement."

     4. Amendment of Section 3.2 of the IPA Agreement. Section 3.2 of the IPA Service Agreement is hereby amended by:

          (i) changing the second sentence in clause (a) to read: "Accordingly, IPA shall (i) use its best efforts to maintain network adequacy and (ii) contract with, at a minimum, the same number and type of Specialists in the Service Area with which the Departments require WellCare to so contract."

          (ii) deleting clause (b) thereof.

In addition, Attachment 3.2 to the IPA Service Agreement is also deleted in its entirety.

     5. Amendment of Section 6.1 of the IPA Agreement. Section 6.1 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue through July 31, 2002."

     6. Amendment of Section 6.2(d). Section 6.2(d) of the IPA Agreement is hereby amended by adding a new sentence at the end thereof reading as follows:

     "In addition an event of material breach hereunder shall occur if IPA shall fail to bring itself into compliance with the prompt payment regulations of the State of New York within thirty (30) days after receipt from WellCare of written notice that IPA is out of compliance therewith."

     7. Amendment of Section 6.2(e) of the IPA Agreement. Section 6.2(e) of the IPA Agreement is hereby deleted in its entirety.

     8. Amendment of Section 6.3 of the IPA Agreement. Section 6.3 of the IPA Agreement is deleted in its entirety.

     9. Amendment of Attachment 4.1. Attachment 4.1 to the IPA Agreement is hereby amended by deleting Section 4 "Quality and Utilization Based Compensation" in its entirety.

     10. Other Terms and Provisions of the IPA Agreement. All other terms and provision of the IPA Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement intending to be bound from the date set forth in this Agreement.


DUTCHESS HEALTH                         WELLCARE OF NEW YORK, INC.
     CARE ALLIANCE IPA, INC.


By:  /s/ Richard Weininger              By:  /s/ Mary Lee Campbell-Wisley
     ------------------------                ----------------------------
Name:    Richard Weininger              Name:    Mary Lee Campbell-Wisley
Title:   President                      Title:   President/CEO

                       AMENDMENT TO IPA SERVICE AGREEMENT

     This Agreement is dated this 31 TH day of July, 1999 (the "Effective Date"), by and between WELLCARE OF NEW YORK, INC., a New York business corporation ("WellCare"), and ULSTER HEALTH CARE ALLIANCE IPA, INC., a New York business corporation ("IPA").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WellCare is a health maintenance organization certified under
Article 44 of the New York Public Health Law and desires to make primary and specialty physician services available to its IPA Members (as hereinafter defined) in the IPA Service Area (as hereinafter defined);

     WHEREAS, IPA is duly incorporated under the laws of the State of New York as an independent practice association organized to arrange for the delivery of certain primary and specialty health care services and has entered into written provider agreements with IPA Physicians (as hereinafter defined);

     WHEREAS, WellCare and IPA entered into an IPA Service Agreement dated April 21, 1998, (the "IPA Agreement"), under which IPA has agreed to arrange for the provision of, and be responsible for the payment to IPA Physicians and all other providers who provide, primary and certain specialty health care services to IPA Members;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Amendment of the IPA Agreement to Remove FPA References. All references to "FPA Medical Management, Inc." or "FPA" shall be deleted from the IPA Agreement.

     2. Amendment of Section 4.1(a) of the IPA Agreement. Section 4.1(a) of the IPA Agreement is hereby amended by changing the fourth sentence thereof to read as follows:

     "IPA shall be obligated to pay all interest and any penalties associated with any failure to comply with all laws and regulations relating to prompt payment of claims, and shall hold WellCare harmless from any penalties imposed on WellCare as a result of IPA's failure to pay claims promptly, unless such failure was caused by actions or lack of actions by WellCare."

     3. Amendment of Section 2.7 of the IPA Agreement. Section 2.7 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "2.7 WellCare Right to Contract. On and after the date of this Agreement, WellCare shall not contract with any primary care physician who is or has been in the past under any contract with IPA or who, after the date hereof, enters into any contract with IPA to provide, or any PCP to provide, individually or through any professional corporation, physician hospital organization, or otherwise, Covered Services to Members in the IPA Service Area, except that, for PCPs which have never been under contract with IPA, WellCare shall have to right to identify any such PCPs by written notice to IPA and IPA shall have 90 days from the date of such notice within which to negotiate a mutually satisfactory agreement with such identified PCPs, and after the expiration of such 90 day period without any executed contract with IPA and such PCP, WellCare shall then be free to contract with such PCP itself. Nothing herein shall prevent WellCare from obtaining back-up contracts as required in Section 3.23 of the IPA Agreement."

     4. Amendment of Section 3.2 of the IPA Agreement. Section 3.2 of the IPA Service Agreement is hereby amended by:

          (i) changing the second sentence in clause (a) to read: "Accordingly, IPA shall (i) use its best efforts to maintain network adequacy and (ii) contract with, at a minimum, the same number and type of Specialists in the Service Area with which the Departments require WellCare to so contract."

          (ii) deleting clause (b) thereof.

In addition, Attachment 3.2 to the IPA Service Agreement is also deleted in its entirety.

     5. Amendment of Section 6.1 of the IPA Agreement. Section 6.1 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue through July 31, 2002."

     6. Amendment of Section 6.2(d). Section 6.2(d) of the IPA Agreement is hereby amended by adding a new sentence at the end thereof reading as follows:

     "In addition an event of material breach hereunder shall occur if IPA shall fail to bring itself into compliance with the prompt payment regulations of the State of New York within thirty (30) days after receipt from WellCare of written notice that IPA is out of compliance therewith."

     7. Amendment of Section 6.2(e) of the IPA Agreement. Section 6.2(e) of the IPA Agreement is hereby deleted in its entirety.

     8. Amendment of Section 6.3 of the IPA Agreement. Section 6.3 of the IPA Agreement is deleted in its entirety.

     9. Amendment of Attachment 4.1. Attachment 4.1 to the IPA Agreement is hereby amended by deleting Section 4 "Quality and Utilization Based Compensation" in its entirety.

     10. Other Terms and Provisions of the IPA Agreement. All other terms and provision of the IPA Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement intending to be bound from the date set forth in this Agreement.


ULSTER HEALTH                           WELLCARE OF NEW YORK, INC.
     CARE ALLIANCE IPA, INC.


By:  /s/ Richard Weininger              By:  /s/ Mary Lee Campbell-Wisley
     ------------------------                ----------------------------
Name:    Richard Weininger              Name:    Mary Lee Campbell-Wisley
Title:   President                      Title:   President/CEO

                       AMENDMENT TO IPA SERVICE AGREEMENT

     This Agreement is dated this 31 TH day of July, 1999 (the "Effective Date"), by and between WELLCARE OF NEW YORK, INC., a New York business corporation ("WellCare"), and COLUMBIA GREENE HEALTH CARE ALLIANCE IPA, INC., a New York business corporation ("IPA").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WellCare is a health maintenance organization certified under
Article 44 of the New York Public Health Law and desires to make primary and specialty physician services available to its IPA Members (as hereinafter defined) in the IPA Service Area (as hereinafter defined);

     WHEREAS, IPA is duly incorporated under the laws of the State of New York as an independent practice association organized to arrange for the delivery of certain primary and specialty health care services and has entered into written provider agreements with IPA Physicians (as hereinafter defined);

     WHEREAS, WellCare and IPA entered into an IPA Service Agreement dated April 21, 1998, (the "IPA Agreement"), under which IPA has agreed to arrange for the provision of, and be responsible for the payment to IPA Physicians and all other providers who provide, primary and certain specialty health care services to IPA Members;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Amendment of the IPA Agreement to Remove FPA References. All references to "FPA Medical Management, Inc." or "FPA" shall be deleted from the IPA Agreement.

     2. Amendment of Section 4.1(a) of the IPA Agreement. Section 4.1(a) of the IPA Agreement is hereby amended by changing the fourth sentence thereof to read as follows:

     "IPA shall be obligated to pay all interest and any penalties associated with any failure to comply with all laws and regulations relating to prompt payment of claims, and shall hold WellCare harmless from any penalties imposed on WellCare as a result of IPA's failure to pay claims promptly, unless such failure was caused by actions or lack of actions by WellCare."

     3. Amendment of Section 2.7 of the IPA Agreement. Section 2.7 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "2.7 WellCare Right to Contract. On and after the date of this Agreement, WellCare shall not contract with any primary care physician who is or has been in the past under any contract with IPA or who, after the date hereof, enters into any contract with IPA to provide, or any PCP to provide, individually or through any professional corporation, physician hospital organization, or otherwise, Covered Services to Members in the IPA Service Area, except that, for PCPs which have never been under contract with IPA, WellCare shall have to right to identify any such PCPs by written notice to IPA and IPA shall have 90 days from the date of such notice within which to negotiate a mutually satisfactory agreement with such identified PCPs, and after the expiration of such 90 day period without any executed contract with IPA and such PCP, WellCare shall then be free to contract with such PCP itself. Nothing herein shall prevent WellCare from obtaining back-up contracts as required in Section 3.23 of the IPA Agreement."

     4. Amendment of Section 3.2 of the IPA Agreement. Section 3.2 of the IPA Service Agreement is hereby amended by:

          (i) changing the second sentence in clause (a) to read: "Accordingly, IPA shall (i) use its best efforts to maintain network adequacy and (ii) contract with, at a minimum, the same number and type of Specialists in the Service Area with which the Departments require WellCare to so contract."

          (ii) deleting clause (b) thereof.

In addition, Attachment 3.2 to the IPA Service Agreement is also deleted in its entirety.

     5. Amendment of Section 6.1 of the IPA Agreement. Section 6.1 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue through July 31, 2002."

     6. Amendment of Section 6.2(d). Section 6.2(d) of the IPA Agreement is hereby amended by adding a new sentence at the end thereof reading as follows:

     "In addition an event of material breach hereunder shall occur if IPA shall fail to bring itself into compliance with the prompt payment regulations of the State of New York within thirty (30) days after receipt from WellCare of written notice that IPA is out of compliance therewith."

     7. Amendment of Section 6.2(e) of the IPA Agreement. Section 6.2(e) of the IPA Agreement is hereby deleted in its entirety.

     8. Amendment of Section 6.3 of the IPA Agreement. Section 6.3 of the IPA Agreement is deleted in its entirety.

     9. Amendment of Attachment 4.1. Attachment 4.1 to the IPA Agreement is hereby amended by deleting Section 4 "Quality and Utilization Based Compensation" in its entirety.

     10. Other Terms and Provisions of the IPA Agreement. All other terms and provision of the IPA Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement intending to be bound from the date set forth in this Agreement.

COLUMBIA GREENE HEALTH                  WELLCARE OF NEW YORK, INC.
     CARE ALLIANCE IPA, INC.


By:  /s/ Richard Weininger              By:  /s/ Mary Lee Campbell-Wisley
     ------------------------                ----------------------------
Name:    Richard Weininger              Name:    Mary Lee Campbell-Wisley
Title:   President                      Title:   President/CEO

                       AMENDMENT TO IPA SERVICE AGREEMENT

     This Agreement is dated this 31 TH day of July, 1999 (the "Effective Date"), by and between WELLCARE OF NEW YORK, INC., a New York business corporation ("WellCare"), and CAPITAL DISTRICT HEALTH CARE ALLIANCE IPA, INC., a New York business corporation ("IPA").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WellCare is a health maintenance organization certified under
Article 44 of the New York Public Health Law and desires to make primary and specialty physician services available to its IPA Members (as hereinafter defined) in the IPA Service Area (as hereinafter defined);

     WHEREAS, IPA is duly incorporated under the laws of the State of New York as an independent practice association organized to arrange for the delivery of certain primary and specialty health care services and has entered into written provider agreements with IPA Physicians (as hereinafter defined);

     WHEREAS, WellCare and IPA, as a successor to PC, entered into an IPA Service Agreement dated April 21, 1998, (the "IPA Agreement"), under which IPA has agreed to arrange for the provision of, and be responsible for the payment to IPA Physicians and all other providers who provide, primary and certain specialty health care services to IPA Members;

     WHEREAS, the Commissioner (as defined herein) has approved this Agreement as to form.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Amendment of Section 4.1(a) of the IPA Agreement. Section 4.1(a) of the IPA Agreement is hereby amended by changing the fourth sentence thereof to read as follows:

     "IPA shall be obligated to pay all interest and any penalties associated with any failure to comply with all laws and regulations relating to prompt payment of claims, and shall hold WellCare harmless from any penalties imposed on WellCare as a result of IPA's failure to pay claims promptly, unless such failure was caused by actions or lack of actions by WellCare."

     2. Amendment of Section 6.1 of the IPA Agreement. Section 6.1 of the IPA Agreement is hereby amended in its entirety to read as follows:

     "6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue through July 31, 2002."

     3. Amendment of Section 6.2(d). Section 6.2(d) of the IPA Agreement is hereby amended by adding a new sentence at the end thereof reading as follows:

     "In addition an event of material breach hereunder shall occur if IPA shall fail to bring itself into compliance with the prompt payment regulations of the State of New York within thirty (30) days after receipt from WellCare of written notice that IPA is out of compliance therewith."

     4. Amendment of Attachment 4.1. Attachment 4.1 to the IPA Agreement is hereby amended by deleting Section 3 "Quality and Utilization Based Compensation" in its entirety.

     5. Amendment of Section 6.2(e) and (f) of the IPA Agreement. Sections 6.2(e) and 6.2(f) of the IPA Agreement are hereby deleted in their entirety.

     6. Other Terms and Provisions of the IPA Agreement. All other terms and provision of the IPA Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement intending to be bound from the date set forth in this Agreement.


CAPITAL DISTRICT HEALTH                 WELLCARE OF NEW YORK, INC.
     ALLIANCE IPA, INC.


By:  /s/ Richard Weininger              By:  /s/ Mary Lee Campbell-Wisley
     ------------------------                ----------------------------
Name:    Richard Weininger              Name:    Mary Lee Campbell-Wisley
Title:   President                      Title:   President/CEO